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                                                                   EXHIBIT 4.01


[Front Side of Certificate]

                                      FNB
                         Financial Services Corporation

           INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

    Number                                                      Shares
FNB                                                            [       ]
                                                           CUSIP  302526 10 8
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY that

                                    SPECIMEN


is the owner of

         FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE DOLLAR ($1.00) EACH OF FNB FINANCIAL SERVICES CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                   [FNB Financial Services Corporation
      /s/  Robert F. Albright                North Carolina                   /s/  Ernest J. Sewell
             Secretary                       Corporate Seal                         President and
                                                  1983]                            Chief Executive
                                                                                       Officer








                                                 Countersigned and Registered
                                                 REGISTRAR AND TRANSFER COMPANY

                                                                 Transfer Agent
                                                                  and Registrar
                                                 By
                                                        Authorized Officer





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[Reverse Side of Certificate]


The record holder of this Certificate may obtain from the Secretary of the Corporation, upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designation, relative rights, preferences and limitations of each series of preferred shares authorized to be issued so far as the same have been fixed and the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of other series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT________Custodian_________
                                                      (Cust)            Minor
TEN ENT - as tenants by the entireties            under Uniform Gifts to Minors
                                                  Act
                                                     --------------------------
JT TEN - as joint tenants with right                          (State)
         of survivorship and not as
         tenants in common

    Additional abbreviations may also be used though not in the above list.

         For value received, ________________________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------------

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             Please Print or Typewrite Name and Address including
                          Postal Zip Code of Assignee

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------------------------------------------------------------------------ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named

Corporation with full power of substitution in the premises.

Dated:
      ---------------------------

                                                      -------------------------



NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alternation or enlargement, or any change whatever.